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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                       ---------------------------------

                                    FORM 8-K

                       ---------------------------------

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934

               Date of Report (Date of earliest event reported):
                                 March 15, 1999

                              KENNEDY-WILSON, INC.
                (Exact Name of Registrant as Specified in Charter)

         Delaware                    0-20418             95-4364537
(State or other Jurisdiction       (Commission        (I.R.S. Employer
     of Incorporation)             File Number)      Identification No.)

                        9601 Wilshire Boulevard, Suite 220
                          Beverly Hills, California 90210
               (Address of Principal Executive Offices)  (Zip Code)

       Registrant's telephone number, including area code: (310) 887-6400



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Item 5.      Other Events

     On March 15, 1999 Kennedy-Wilson, Inc. issued the press release attached hereto as Exhibit 99 and incorporated herein by this reference.

Item 7(c).   Exhibits

Exhibit 99    Press release of Kennedy-Wilson, Inc. dated March 15, 1999


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  March 15, 1999                KENNEDY-WILSON, INC.


                                      By:      /s/ Freeman A. Lyle
                                         --------------------------------
                                          Name: Freeman A. Lyle
                                         Title: Executive Vice President
                                                Chief Financial Officer
                                                and Secretary



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                                       EXHIBIT INDEX


                                                                                           Sequentially
       Exhibit No.                         Exhibit                                        Numbered Page
       -----------                         -------                                        -------------
           99           Press Release of Kennedy-Wilson, Inc. dated March 15, 1999               4




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